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                                     EXHIBIT 10.1

                           VISTA MEDICAL TECHNOLOGIES, INC.
                               THIRD AMENDMENT TO LEASE
                           --------------------------------

    This Third Amendment to Lease (the "Amendment") is made as of this 1st day of September, 1997, by and between Robert F. Tambone, as Trustee of MAT Realty Trust, u/d/t dated June 4, 1986 and recorded with the Worcester County Registry of Deeds in Book 9569, Page 286 (the "Landlord") and VISTA Medical Technologies, Inc., a Delaware corporation, successor in interest to OKTAS, a Massachusetts general partnership of which OKTAS, Inc., a Massachusetts corporation and VISTA Medical Technologies, Inc., a California corporation were the sole general partners (the "Tenant").

    Reference is hereby made to a certain lease (as amended, the "Lease") dated as of April 14, 1994 by and between Landlord and Tenant; a certain First Amendment to Lease dated as of March 1, 1996 (the "First Amendment"), and a certain Second Amendment to Lease dated as of October 28, 1996 (the "Second Amendment"), relating to certain space in the building located at 134 Flanders Road, Westborough, Massachusetts. The Guaranty of Kaiser Aerospace and Electronics Corporation, a Nevada corporation, remains with respect to the obligations arising from the 8,733 square feet originally leased under the Lease (the "Original Premises"), and the obligations of Tenant under the First Amendment are secured by a security deposit in lieu of a guaranty. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

    WHEREAS, Landlord and Tenant desire to add 4,454 rentable square feet of space on the first floor of the Building (the "Third Amendment Additional Premises") to the Premises leased under the Lease, the First Amendment, and the Second Amendment, and to amend the Lease in the manner hereinafter provided;

    NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as of September 1, 1997 (the "Effective Date") as follows:

    1. In addition to the Base Rent described in Section 1.1 of the Lease, and in addition to the Base Rent described in the First Amendment, and Second Amendment, the following is inserted therewith and added thereto:

    "Third Amendment Additional Premises Base Rent: The sums set forth below, as the same may be adjusted and/or abated pursuant to this Lease:

    (a) Forty Eight Thousand Nine Hundred Ninety Four Dollars ($48,994.00) annually ($4,082.83 monthly) for the first year of the Term, i.e. through August 31, 1998 ($11.00 per square foot of Premises Rentable
         Area).


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    (b)  Fifty One Thousand Two Hundred Twenty One Dollars ($51,221.00)
         annually ($4,268.42 monthly) for the second year of the Term, i.e. through August 31, 1999 ($11.50 per square foot of the Premises Rentable Area).

    (c) Fifty Three Thousand Four Hundred Forty Eight Dollars ($53,448.00) annually ($4,454.00 monthly) for the third and fourth years of the Term and through the expiration of the Term, i.e. through October 31, 2001 ($12.00 per square foot of the Premises Rentable Area).

         The Base Rent for the Third Amendment Additional Premises shall commence to be due and payable on the Effective Date."

    2. The definition of "Premises" contained in Section 1.1 of the Lease is hereby deleted and the following is inserted therefor:

         "22,524 square fee until the Effective Date and, then, 26,978 square feet (the "Premises Rentable Area") of the Building which is agreed to be as shown on EXHIBIT FP annexed hereto."

    3.   The definition of "Tenant's Proportionate Share" contained in
Section 1.1 of the Lease is hereby deleted and the following is inserted therefor:

         "The quotient derived by dividing the Premises Rentable Area by the Building Rentable Area which as of the execution date of this Lease Amendment is 39.52% and, as of the Effective Date, will become 47.33%."

    4. EXHIBIT FP of the Lease is hereby deleted and the plan attached hereto as EXHIBIT FP is hereby incorporated into the Lease as EXHIBIT FP.

    5. The Term for the Third Amendment Additional Premises shall extend from the Effective Date through October 31, 2001. The Term for the Original Premises and the Additional Premises leased pursuant to the Lease, the First Amendment, and the Second Amendment, shall be unchanged by this Third Amendment.

    6. Except as otherwise expressly stated herein, the Additional Premises shall be delivered to Tenant by Landlord in its "AS IS" condition on the Effective Date and thereupon shall become part of the Premises. Landlord shall not be obligated to install any tenant improvements. Any work done by Tenant in the Additional Premises shall be done in full compliance with all applicable laws and regulations, with Section 5.2 of the Lease, and with all other applicable provisions of the Lease.

    7. Landlord and Tenant agree that Tenant shall be obligated to pay, in the manner specified in Section 8.2 of the Lease, a management fee of three (3%) percent of Base Rent


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relative to the Premises, the Additional Premises, the Second Amendment
Additional Premises, and the Third Amendment Additional Premises.

    Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.

    IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

                                   LANDLORD:



                                      /s/ ROBERT F. TAMBONE, TRUSTEE
                                    --------------------------------------
                                    Robert F. Tambone, Trustee as
                                    aforesaid and not individually


                                    TENANT:

                                    VISTA MEDICAL TECHNOLOGIES, INC., a
                                    Delaware corporation


                                    By:   /s/ JOHN LYON
                                        ------------------------------------
                                    Name:   John Lyon
                                    Title:  President


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